UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2007

NATIONAL SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6453	95-2095071
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090

SANTA CLARA, CALIFORNIA 95052-8090

(Address of Principal Executive Offices)

(408) 721-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents

Page

Section 8 — Other Events

Item 8.01	Other Events	3

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits	3

Signature		4

Exhibits:
1.1	Underwriting Agreement, dated June 13, 2007, by and between National Semiconductor Corporation and Goldman, Sachs & Co.
4.2	Form of Supplemental Indenture for Senior Floating Rate Notes due 2010
4.3	Form of Supplemental Indenture for 6.150% Senior Notes due 2012
4.4	Form of Supplemental Indenture for 6.600% Senior Notes due 2017
4.5	Form of Global Note for Senior Floating Rate Notes due 2010, incorporated by reference to Exhibit 4.2 hereto
4.6	Form of Global Note for 6.150% Senior Notes due 2012, incorporated by reference to Exhibit 4.3 hereto
4.7	Form of Global Note for 6.600% Senior Notes due 2017, incorporated by reference to Exhibit 4.4 hereto
25.1	Trustee’s Statement of Eligibility on Form T-1 dated June 12, 2007

NATIONAL SEMICONDUCTOR CORPORATION

Item 8.01   OTHER EVENTS

On June 13, 2007, National Semiconductor Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., as representative for the several underwriters named therein, for the public offering of $250,000,000 aggregate principal amount of its Senior Floating Notes due June 15, 2010 (the “Floating Rate Notes”), $375,000,000 aggregate principal amount of its 6.150% Senior Notes due June 15, 2012 (the “2012 Notes”) and $375,000,000 aggregate principal amount of its 6.600% Senior Notes due June 15, 2017 (the “2017 Notes” and, together with the Floating Rate Notes and the 2012 Notes, the “Senior Notes”). The Senior Notes will be issued under a base indenture to be dated on or about June 18, 2007 (the “Base Indenture”) between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by three supplemental indentures to be dated on or about June 18, 2007 (the “Supplemental Indentures” and, together with the Base Indenture, the “Indenture”) between the Company and the Trustee. The issuance and sale of the Senior Notes is expected to close on June 18, 2007.

The Senior Notes were offered and sold by the Company pursuant to its automatic shelf registration statement, as defined in Rule 405 of the Securities Act of 1933, as amended, on Form S-3 ASR (the “Registration Statement”) (File Number 333-143571), filed with the Securities and Exchange Commission on June 7, 2007, as amended on June 8, 2007 and as supplemented by the final prospectus supplement filed with the Securities and Exchange Commission on June 15, 2007.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to the closing, indemnification rights and obligations of the parties and termination provisions.

The foregoing descriptions of the Underwriting Agreement, the Senior Notes and the Supplemental Indentures do not purport to be complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement, the forms of Senior Notes and the forms of Supplemental Indentures, each of which is filed as an exhibit hereto and is incorporated by reference herein.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

The exhibits listed in the accompanying Exhibit Index relate to the Registration Statement and are filed herewith for incorporation by reference in the Registration Statement.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated June 13, 2007, by and between National Semiconductor Corporation and Goldman, Sachs & Co.
4.2	Form of Supplemental Indenture for Senior Floating Rate Notes due 2010
4.3	Form of Supplemental Indenture for 6.150% Senior Notes due 2012
4.4	Form of Supplemental Indenture for 6.600% Senior Notes due 2017
4.5	Form of Global Note for Senior Floating Rate Notes due 2010, incorporated by reference to Exhibit 4.2 hereto
4.6	Form of Global Note for 6.150% Senior Notes due 2012, incorporated by reference to Exhibit 4.3 hereto
4.7	Form of Global Note for 6.600% Senior Notes due 2017, incorporated by reference to Exhibit 4.4 hereto
25.1	Trustee’s Statement of Eligibility on Form T-1 dated June 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL SEMICONDUCTOR CORPORATION

Dated: June 15, 2007	/s/ John M. Clark III
John M. Clark III
Senior Vice President,
General Counsel and Secretary
Signing on behalf of the registrant